                                                                   Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              ____________________

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              ____________________


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


              100 Wall Street, New York, NY                        10005
    (Address of principal executive offices)                     (Zip Code)

                              ____________________


                            For information, contact:
                         Patrick Crowley, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2505

                              ____________________


                         CarrAmerica Realty Corporation
               (Exact name of obligor as specified in its charter)

             Maryland                                        52-1796339
    (State or other jurisdiction of                          (I. R. S. Employer
    incorporation or organization)                           Identification No.)

    1850 K Street NW, Suite 500
    Washington, D.C.                                              20006
    (Address of principal executive offices)                    (Zip Code)

                              ____________________

                                  SENIOR NOTES

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Item 1.  General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                          Name                       Address
                          ----                       -------
               Comptroller of the Currency           Washington, D. C.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. List of Exhibits.

         Exhibit 1. Articles of Association of U.S. Bank Trust National
                    Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

         Exhibit 2. Certificate of Authority to Commence Business for First
                    Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization to exercise corporate trust powers for U.S.
                    Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

         Exhibit 4. By-Laws of U.S. Bank Trust National Association,
                     incorporated herein by reference to Exhibit 4 of Form T-1,
                    Registration No. 333-51961.

         Exhibit 5. Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association
                    now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.


         Exhibit 7. Report of Condition of U.S. Bank Trust National
                    Association, as of the close of business on September 30, 2001, published pursuant to law or the requirements of its supervising or examining authority.

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         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, the 8th day of January, 2002.

                                                    U.S. BANK TRUST
                                                  NATIONAL ASSOCIATION

                                              By: /s/ Adam Berman
                                                  ---------------
                                                      Adam Berman
                                                      Trust Officer

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                                                                       Exhibit 7
                                                                       ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 9/30/2001

                                    ($000's)

                                                     9/30/2001
                                                    -----------
Assets

     Cash and Due From Depository Institutions        $ 63,398
     Fixed Assets                                          417
     Intangible Assets                                  50,921
     Other Assets                                       12,719
                                                    -----------
        Total Assets                                  $127,455


Liabilities

     Other Liabilities                                $ 10,851
                                                    -----------
     Total Liabilities                                $ 10,851

Equity

     Common and Preferred Stock                       $  1,000
     Surplus                                           120,932
     Undivided Profits                                  (5,328)
                                                    -----------
        Total Equity Capital                          $116,604

Total Liabilities and Equity Capital                  $127,455


__________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:   /s/ Adam Berman
      ---------------
      Trust Officer

Date: January 8, 2002